DATED: 26 JUNE 2019

CONTRAIL AVIATION LEASING, LLC
as Initial Beneficial Owner

and

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED
not in its individual capacity, except as provided herein, but otherwise solely as Initial Trustee

and

CONTRAIL AVIATION SUPPORT, LLC
as Parent

DECLARATION OF TRUST (MSN 29922)

Relating to One Boeing 737-800 Aircraft bearing Manufacturer’s Serial Number 29922

CONTENTS

CLAUSE    PAGE

1.	DEFINITIONS AND INTERPRETATION 1

2.	CREATION OF TRUST 4

3.	THE TRUSTEE 5

4.	THE TRUST ESTATE 10

5.	DISTRIBUTIONS 12

6.	INDEMNIFICATION 12

7.	TERMINATION 14

8.	MISCELLANEOUS 14
Schedule 1- Form of Assignment of Beneficial Interest.    20
Schedule 2 - Specification Sheet        22

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THIS DECLARATION OF TRUST (MSN 29922) is made this 26 day of June 2019 BETWEEN:

(1)
CONTRAIL AVIATION LEASING, LLC, a company incorporated under the laws of the State of Wisconsin, United States of America, having its principal place of business at 435 Investment Court, Verona, WI 53593, United States of America (the "Initial Beneficial Owner");

(2)
WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, a private limited company duly incorporated under the laws of Ireland (registered number 318390) having its registered office at Fourth Floor, 3 George's Dock, IFSC, Dublin 1, acting not in its individual capacity but solely as trustee (the "Initial Trustee"); and

(3)
CONTRAIL AVIATION SUPPORT, LLC, a company incorporated under the laws of the State of North Carolina, having its registered office at 3524 Airport Road, Maiden, North Carolina 28650-9056, Catawba County. (the "Parent")

WHEREAS

(A)
The Beneficial Owner desires to create the trust set out in clause 2 below (the "Trust") in order to acquire and hold title to the Aircraft (as hereinafter defined) until such time as the Beneficial Owner directs the Trustee to distribute the Aircraft in accordance with the Beneficial Owner's written instructions. The Beneficial Owner shall retain all interests in the Trust Estate other than the bare legal title to the Trust Estate.

(B)	The Trustee is willing to accept the trust as herein provided.

(C)	The Parent has agreed to become party to this Deed for the purpose of giving, jointly and severally with the Beneficial Owner, the indemnities set out in clause 6 hereof.

NOW THIS DEED WITNESSETH as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Capitalised terms used in this Deed shall have the respective meanings assigned thereto below, unless such terms are otherwise defined herein or the context hereof shall otherwise require.

"Aircraft" means one (1) Boeing 737-800 Aircraft bearing serial number 29922 together with the relevant engines as more specifically set out in the specification sheet attached at Schedule 2 hereto.

“Assignment of Beneficial Interest" means an assignment of beneficial interest in the form set out at Schedule 1 of this Deed, duly completed.

"Beneficial Owner" means the Initial Beneficial Owner and each other person that becomes the beneficiary of the Trust in accordance with clause 8.9.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in Dublin and New York.

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"Finance Documents" means any indenture, credit agreement or loan facility agreement between the Beneficial Owner and/ or one or more of its affiliates and/or the Trustee (acting in such capacity) and a Finance Party or Finance Parties from time to time whether now or in the future relating to the transactions in respect of the financing of, among other things, the Aircraft, together with each and every mortgage or other security agreement howsoever defined securing such financing, including any other documents, arrangements, contracts, deeds, powers, instruments, certificates, notices, letters, indemnities, guarantees and arrangements in respect of or in connection with the financing of, among other things, the Aircraft and all amendments, extensions, restatements, replacements, supplements, renewals and additions from time to time made to such documents.

"Finance Parties" means any lender, indenture trustee, security trustee, administrative agent or collateral agent (howsoever defined in any Finance Document) under each and party to each Finance Document.

"Lease" means any lease agreement between the Initial Trustee as lessor and any person designated by the Initial Beneficial Owner as lessee in respect of the Aircraft.

"Lessor Documents" means this Deed, the warranty bill of sale in favour of the Initial Trustee in respect of the Aircraft, each Finance Document, each Lease each Operative Document (as defined in the Lease) and the other Operative Documents to which the Trustee is a party, and any other documents in connection with the foregoing, including, but not limited to, such certificates, consents, powers of attorney, notices and assignments as may be issued from time to time.

"Material Action" means any action to (a) terminate the Trust or (b) execute any conveyance, transfer, Lease or assignment of, or other right to use all or any part of, or sell or dispose of all or any part of, the assets of the Trust Estate or (c) create any legal or equitable estate or other interest in or over, or otherwise relating to all or any part of the Trust Estate or (d) institute or commence any procedures or take any action to appoint, or to institute proceedings to have the Trust be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust or file a petition seeking, or consent to, reorganisation or relief with respect to the Trust under any applicable law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or any part of its property, or make any assignment for the benefit of creditors of the Trust, or admit in writing the Trust's inability to pay its debts generally as they become due, take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Trust.

"Operative Documents" has the meaning ascribed to that term in any Finance Document.

"Trust" means the trust created and constituted by this Deed.

"Trust Estate" means all estate, right, title, benefit and interest in and to the Aircraft and the Lessor Documents (other than this Deed), including, without limitation, all amounts of rent, supplemental rent, maintenance reserves, security deposits, insurance proceeds (other than insurance proceeds payable to or for the benefit of the Trustee, for its own account or in its individual capacity, if any, or the Beneficial Owner), damage, claim and requisition, indemnity or other payments of any kind for or with respect to the Lessor Documents or Aircraft (other than amounts owing to the Trustee, for its own account or in its individual capacity, or to the Beneficial Owner).

"Trustee" means the Initial Trustee or the trustee or trustees for the time being of the Trust Estate. The Trustee shall be appointed trustee for the purposes of the Land and Conveyancing Law Reform Act 2009 and section 57 of the Succession Act 1965. A sole trustee for the time

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being hereof shall be competent to act for all purposes of the said Acts including the receipt of capital monies and notices hereunder.

"Trustee Indemnitee" has the meaning given to such term in clause 6.1.

1.2	Interpretation In this Deed:

(a)	the terms "hereof," "herein," "hereunder" and comparable terms refer to this Deed, as amended, modified or supplemented from time to time, and not to any particular portion hereof;

(b)	where the context so requires, in this Deed words importing the singular only shall also include the plural and vice versa;

(c)	unless otherwise specifically stated, reference to any "clause" or "Schedule" is a reference to such clause or Schedule of this Deed;

(d)
any reference to a person shall be construed as a reference to any person, firm, company, corporation, government, state or agency of any government or state or any association or partnership (whether or not having separate legal personality) of any two or more of the foregoing and shall include their respective successors, permitted assignees and permitted transferees;

(e)
"losses" means any losses, costs, charges, expenses, interest, fees (including, without limitation, legal and other professional advisers fees and expenses and any value added tax thereon), payments, demands, liabilities, claims, actions, proceedings, penalties, damages, adverse judgements, orders or other sanctions;

(f)
references to "applicable law" include, without limitation (i) applicable laws, rules, statutes, decrees, acts, codes, legislation, treaties, directives, decisions, regulations, conventions and similar instruments, (ii) recommendations and mandatory requirements of any governmental agency or other competent authority or agency (whether or not having the force of law but with which, if not having the force of law, institutions equivalent to the relevant party in the relevant jurisdiction would comply in the ordinary course of business) and, in respect of any of the foregoing, any instrument passed in substitution therefor or for the purposes of consolidation thereof with any other instrument or instruments, (iii) any judicial or administrative interpretation or application of any law described in (i) or (ii), (iv) any amendment or revision of any law described in (i), (ii) or (iii) and/ or, (v) final judgments, orders, determinations or awards of any court, arbitral body, administrative body or tribunal from which there is no right of appeal or if there is a right of appeal such appeal is not prosecuted within the allowable time;

(g)
the rule of interpretation known as the ejusdem generis rule shall not apply to the construction of this Deed. The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without limitation";

(h)	references to "indemnify", "indemnity" and other words of similar import shall include being indemnified, being compensated, being held harmless and being reimbursed; and

(i)	Save where the contrary is indicated, any reference in this Deed to:

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(i)
this Deed or any other agreement or document shall be construed as a reference to this Deed or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and

(ii)	a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted.

2.	CREATION OF TRUST

2.1	The Initial Beneficial Owner shall cause title to the Aircraft to be conveyed to the Trustee free and clear of all liens and encumbrances other than as may be provided for in this Deed.

2.2	The Trustee hereby acknowledges that:

(a)	the Aircraft shall form part of the Trust Estate, and shall be deemed to have been received by the Trustee, in each case upon transfer of title to the Aircraft to the Trustee; and

(b)	each Lessor Document shall form part of the Trust Estate, and shall be deemed to have been received by the Trustee, upon the execution and delivery thereof by each of the parties thereto.

2.3	The Trustee HEREBY DECLARES AND AGREES that:

(a)	upon transfer of the title to the Aircraft to the Trustee, it holds the legal title to the interest in the Trust Estate on trust for the Beneficial Owner;

(b)	subject to all applicable laws, it will deal with the Trust Estate at all times as and only as directed by and on the instructions of the Beneficial Owner and on behalf of the Beneficial Owner; and

(c)	it will comply in all material respects with all the laws applicable to the Trust Estate.

2.4	The Trustee HEREBY DECLARES that it has no beneficial or equitable interest in the Trust Estate and merely holds the legal interest therein as trustee or nominee for the Beneficial Owner.

2.5	The Trustee HEREBY DECLARES that it holds the Trust Estate in trust for the Beneficial Owner absolutely.

2.6
The Trustee accepts the Trust created by this Deed, and declares that it will hold the Trust Estate upon the trusts herein set forth for the use and benefit of the Beneficial Owner, in accordance with and subject to all of the terms and conditions contained in this Deed and agrees to perform the same, including, without limitation, the actions specified in clause 4.1, and agrees to receive and disburse all monies, if any, constituting part of the Trust Estate, all in accordance with the terms hereof.

2.7	The Trust created and governed by this Deed shall be known as, and is named, the "Aircraft MSN 29922 Trust".

2.8
The Trustee and the Beneficial Owner hereby agree that the trust created hereby has been created for the purposes of acquiring, financing, leasing, subleasing and disposing of the Aircraft and that the Trustee (acting in such capacity) shall not engage in any other activity or business whatsoever.

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2.9	Except to the extent otherwise required by applicable law, the Trustee may not take a Material Action except with the consent of the Beneficial Owner.

2.10
The Trustee, acting in such capacity, shall not incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, whether present or future, any indebtedness, except as permitted to the Beneficial Owner or an affiliate of the Beneficial Owner under any Finance Document. The interest of the Beneficial Owner in the Trust Estate shall not constitute indebtedness.

2.11
The Trustee will administer the Trust such that it maintains its existence as a separate trust, including maintaining its assets and liabilities in such a manner that it is not difficult to segregate, identify or ascertain such assets and liabilities from those of affiliates of the Beneficial Owner and any other Person.

2.12
The Trustee, acting in such capacity, shall not engage in any activity other than as required or authorised herein and the Beneficial Owner undertakes not to engage in any activity or cause the Trustee to engage in any activity which would cause the Beneficial Owner or any of its affiliates to be in violation of any Finance Document or their respective constitutional documents. Any party to this Deed and, for so long as any of the Beneficial Owner's or its affiliates' obligations under the Finance Documents remain outstanding, any holders of any loans (or any trustee or other representative thereof) may bring a proceeding to set aside and enjoin the performance of any act or acts by the Trustee, acting in such capacity, that are not required or authorised by this Deed.

3.	THE TRUSTEE

3.1	Status

The Trustee hereby represents and warrants that it is a company duly incorporated and validly existing under the laws of Ireland.

3.2	Removal

Notwithstanding anything to the contrary contained in the Trustee Act 1893, the Trustee may be removed at any time with or without cause by a written instrument or instruments signed by the Beneficial Owner and delivered to the Trustee. Such removal shall take effect immediately upon the appointment of a successor Trustee pursuant to clause 3.4, whereupon all powers, rights and obligations of the removed Trustee under this Deed (except the rights set forth in clauses 3.8 and 6) shall cease and terminate.

3.3	Resignation

The Trustee may resign at any time upon giving 30 days' prior written notice of such resignation to the Beneficial Owner. Such resignation shall take effect only upon the appointment of a successor Trustee pursuant to clause 3.4 (except, however, in the case of (i) the Parent's or the Beneficial Owner's respective failure to comply with the indemnification requirements in clause 6 (including, for the avoidance of doubt, the representation and warranty of the Beneficial Owner in Clause 6.3), or (ii) the Beneficial Owner's failure to pay fees and expenses pursuant to clause 3.8, or (iii) the Parent ceasing to satisfy the Trustee's credit criteria and a further indemnity (in substance equivalent to that contained in clause 6) not being provided to the Trustee by an entity which satisfies the Trustee's credit criteria and is otherwise satisfactory to it, in which case the Trustee's resignation shall be effective 30 days after giving written notice to the Beneficial Owner), whereupon all powers, rights and obligations of the resigning Trustee under this Deed (except the rights set forth in clauses 3.8 and 6) shall cease and terminate. Such successor trustee shall be incorporated in a jurisdiction
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acceptable to the Beneficial Owner (acting reasonably) and shall assume all powers, rights and obligations of the Trustee hereunder immediately upon the resignation of the Trustee becoming effective. This clause 3.3 is without prejudice to the right of the Trustee to resign with immediate effect and without notice in the circumstances set out in the last sentence of clause 6.2.

3.4	Successor Trustee

(a)
Promptly upon receipt of a notice of resignation from the Trustee in accordance with clause 3.3, or in circumstances in which the Trustee is removed in accordance with clause 3.2 or where a vacancy occurs in the position of Trustee in accordance with clause 3.7, a successor trustee shall be appointed by a written instrument signed by a duly authorised officer of the Beneficial Owner and the successor trustee shall execute and deliver to the predecessor Trustee an instrument accepting such appointment.

(b)
If a successor Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Trustee or the Beneficial Owner may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed as provided in sub-paragraph (a) above. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed in accordance with the provisions of sub-paragraph (a) above.

(c)
Such successor Trustee shall assume all powers, rights and obligations of the predecessor Trustee hereunder immediately upon the resignation or removal of the predecessor Trustee becoming effective. All costs and expenses of any succession (including with respect to the transfer to the successor Trustee, upon the terms of this Trust, the Trust Estate and with respect to any necessary perfection of security interests in the Aircraft and any Lessor Documents) shall be the responsibility of the successor trustee unless such succession resulted from a removal of the Trustee by the Beneficial Owner or a resignation by the Trustee as provided in the parenthetical phrase of the second sentence of clause 3.3, in which case they shall be the responsibility of the Beneficial Owner.

(d)	Notwithstanding the provisions of clause 3.2 and clause 3.4(c) above, while any sum remains due and outstanding to the Trustee under clause 3.8 or clause 6 hereof:

(i)	the Beneficial Owner shall not be entitled to remove the Trustee and appoint a successor Trustee without the prior written consent of the Trustee; and

(ii)	unless written consent has been provided by the Trustee in accordance with
(i)    above, the Trustee shall not be obliged to take any action contemplated by clause 3.4(c).

3.5	Merger

Any corporation into which the Trustee, in its individual capacity, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee, in its individual capacity, shall be a party, or any corporation to which substantially all the corporate trust business of Trustee, in its individual capacity, may be transferred, shall be, subject to the terms of clause 3.4, the Trustee without further act.

3.6	Tax Returns

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The Trustee shall be responsible for keeping all appropriate books and records relating to the receipt and disbursement by the Trustee of monies under this Deed or any agreement contemplated hereby. The Beneficial Owner shall be responsible for causing to be prepared and filed all tax returns required to be filed by the Beneficial Owner. The Trustee shall sign and/ or file all returns with respect to taxes as the Beneficial Owner may cause to be prepared and direct the Trustee to sign and/ or file. The Beneficial Owner, upon request, will furnish the Trustee with all such information as may reasonably be required from the Beneficial Owner in connection with the preparation of such tax returns.

3.7	Vacancies

If any vacancy shall occur in the position of Trustee for any reason, including, without limitation, removal, resignation, or the inability or refusal of such Trustee to act as Trustee, the vacancy shall be filled in accordance with clause 3.4.

3.8	Fees, Etc.

The Beneficial Owner shall pay, or cause to be paid, to the Trustee, in its individual capacity, reasonable compensation, as separately agreed by the Beneficial Owner and the Trustee, for its administration of the Trust and for the proper exercise of its powers and performance of its duties under this Deed. The Beneficial Owner shall also reimburse, or cause to be reimbursed, the Trustee for the reasonable costs and expenses (including reasonable legal fees but excluding general overhead charges) incurred by it in the administration of this Deed.

3.9	No Duties

The Trustee shall have no duties except those expressly set forth in this Deed and those duties provided for by applicable law. Without prejudice to the generality of the foregoing, the Trustee shall not have any duty:

(a)	to obtain any insurance on the Aircraft or maintain any such insurance;

(b)
to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, the Aircraft or the Trust Estate (provided, however, that Trustee shall not create, permit or suffer to exist any lien or encumbrance on any part of the Aircraft or the Trust Estate which results from claims against Trustee unrelated to its capacity as Trustee hereunder);

(c)	to confirm or verify any notices or reports other than to furnish the Beneficial Owner with a copy of each notice or report furnished to Trustee with respect to the Aircraft;

(d)	to inspect the Aircraft at any time; or

(e)	except as set forth herein, to be responsible for any recording or the maintenance of any such recording or filing with any relevant government agency.

3.10	Status of Monies Received

All monies (if any) received by the Trustee under or pursuant to any provision of this Deed (other than pursuant to clause 3.8 and clause 6) or any Lessor Document shall constitute trust funds for the purpose for which they are paid or held, and shall be segregated from any other monies and deposited by Trustee under such conditions as may be prescribed or permitted by law for trust funds and the Trustee shall not be liable for any interest thereon, except as may be separately agreed with the Beneficial Owner.

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3.11	Trustee May Rely

(a)
The Trustee shall not incur any liability to anyone in acting or refraining from acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Trustee may accept a copy of a resolution of the board of directors of any corporate party, certified by the secretary, an assistant secretary or any other duly appointed officer of said party, as duly adopted and in full force and effect and as conclusive evidence that such resolution has been adopted by said board and is in full force and effect. As to any fact or matter, the manner or ascertainment of which is not specifically described herein, the Trustee may absent actual knowledge to the contrary for all purposes hereof rely on a certificate, signed by or on behalf of the party executing such certificate, as to such fact or matter, and such certificate shall constitute full protection of the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust, the Trustee may, at the reasonable cost and expense of the Beneficial Owner, seek advice of counsel, accountants and other skilled persons to be selected and employed by them, and the Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the actions, advice or opinion of any such counsel, agents, accountants or other skilled persons. If the approval of such cost and expense by the Beneficial Owner is unreasonably withheld, the Trustee shall be released from its obligations to perform the specific service in relation to which the approval was requested.

(b)
If at any time the Trustee determines that it requires or desires guidance regarding the application of any provision of this Deed or any other document, regarding compliance with any direction it receives hereunder, the Trustee may deliver a notice to the Beneficial Owner requesting written instructions as to such application or compliance, and such instructions by or on behalf of the Beneficial Owner, as applicable, shall constitute full and complete authorization and protection for actions taken and other performance by the Trustee in reliance thereon. Until the Trustee has received such instructions after delivering such notice, it may, but shall be under no duty to, take or refrain from taking any action with respect to the matters described in such notice and the Trustee shall not incur any liability to the Beneficial Owner for any such act or omission.

(c)
The Trustee may appoint and pay at the expense of the Trust Estate any person or persons in any part of the world to act as its attorneys or agents for the purposes of administering, managing or doing any act in relation to the property forming part of the Trust Estate or for the purpose of executing or exercising any discretion, trust or power vested in the Trustee in relation to any such property, with such ancillary powers and with and subject to such provisions and restrictions as the Trustee may think fit, including a power to appoint substitutes, and the Trustee shall not by reason only of its having made such appointment be responsible for any loss arising out of or occasioned by the act or omission of any person or persons so appointed.

(d)	In the administration of Trusts under this Deed, the Trustee may execute any of the trusts or powers and perform its powers and duties directly or through agents or attorneys.

3.12	Trustee Acts as Trustee

(a)	In accepting the Trust, the Trustee acts solely as trustee hereunder and not in any individual capacity, and all persons (other than the Beneficial Owner pursuant to

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clause 3.12(b)) having any claim against the Trustee by reason of the transactions contemplated hereby shall not have any recourse to the Trustee in its individual capacity, except as expressly provided herein.

Each Trustee from time to time, in its individual capacity, shall only be liable for losses and/ or damages suffered by the Beneficial Owner and expenses incurred by the Beneficial Owner resulting from fraud and/ or gross negligence and/ or willful misconduct on the part of such Trustee, its directors, officers, servants, agents and/ or employees in the performance and/ or exercise by such Trustee of its duties and responsibilities under this Deed. Notwithstanding anything to the contrary herein or any rule of law or of equity, the Trustee shall not in any circumstance be liable for any indirect or consequential loss or damage of any nature suffered by the Beneficial Owner or any other person arising out of or in connection with the performance or non-performance by the Trustee its directors, officers, servants, agents and/ or employees of its responsibilities under this Deed or in any other way in connection with this Deed.

3.13	No Expenses for Trustee

The Trustee shall not have any obligation by virtue of this Deed to expend or risk any of its own funds, or to take any action which could, in the reasonable opinion of the Trustee, result in any cost or expense being incurred by the Trustee, if it shall have reasonable grounds for believing that repayment of such funds is not assured to it. The Trustee shall not be required to take any action or refrain from taking any action under this Deed unless it shall have been indemnified and/ or secured and/ or pre-funded by the Beneficial Owner in a manner and form satisfactory to the Trustee against any liability, cost or expense (including reasonable legal fees) which may be incurred in connection therewith. Notwithstanding any provision of this Deed the Trustee shall not be required to act in any manner directed by the Beneficial Owner which will, or is reasonably likely to, or the Trustee has been advised by counsel will, cause the Trustee to be in breach of any applicable law or regulation or which will or might expose the Trustee to personal liability.

3.14	Certain Duties and Responsibilities of Trustee

(a)
The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Deed or as instructed by the Beneficial Owner, and no implied duties, covenants or obligations shall be read into this Deed against the Trustee; the Trustee agrees that it will not manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, except as required by the terms of the agreements executed by the Trustee in accordance with this Deed and as otherwise expressly provided herein or as expressly instructed by the Beneficial Owner in writing, and in no event will the Trustee permit any party to possess or use the Aircraft except as required or permitted by the terms of the agreements executed by the Trustee in accordance with this Deed.

(b)
Whether or not herein expressly so provided every provision of this Deed relating to the conduct or affecting the liability of, or affording protection to, the Trustee (in its individual capacity) shall be subject to the provisions of clause 3.13 and this clause 3.14.

(c)
Notwithstanding anything else herein to the contrary, each Trustee from time to time hereby agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under clause 6 hereof) promptly take such action as may be necessary to duly discharge and

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satisfy in full (i) any lien or encumbrance on the Trust Estate attributable to it in its individual capacity (other than any lien as permitted by clause 6.2 below), (ii) any liens or encumbrances created as a result of its breach of any of its express obligations under this Deed on any part of the Trust Estate, or on any properties of the Trustee assigned, pledged or mortgaged as part of the Trust Estate which arise from acts of such Trustee in its individual capacity; and (iii) any other lien or encumbrance attributable to such Trustee in its individual capacity on any part of the Trust Estate which results from claims against such Trustee in its individual capacity unrelated to the Trust Estate, the administration of the Trust Estate or the transaction contemplated by this Deed and any other transaction documents, if applicable.

3.15	No Representations or Warranties as to the Aircraft or Documents THE TRUSTEE MAKES:

(a)
NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE AIRCRAFT OR AS TO THE TITLE THERETO, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT, EXCEPT THAT WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, IN ITS INDIVIDUAL CAPACITY, WARRANTS THAT ON THE DATE OF ACQUISITION OF THE AIRCRAFT BY THE TRUSTEE, THE TRUSTEE SHALL HAVE RECEIVED WHATEVER RIGHTS, TITLES AND INTERESTS THEREIN THAT WERE CONVEYED TO IT; AND

(b)
NO REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THIS DEED OR ANY LESSOR DOCUMENTS OR OTHER OPERATIVE DOCUMENTS (AS SUCH TERM (OR ANY COMPARABLE TERM) MAY BE DEFINED IN ANY LEASE OR FINANCING DOCUMENTS TO WHICH THE AIRCRAFT IS SUBJECT AT THE TIME) OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, OTHER THAN TO THE EXTENT EXPRESSLY MADE HEREIN OR THEREIN BY THE TRUSTEE, AND EXCEPT THAT WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, IN ITS INDIVIDUAL CAPACITY, REPRESENTS AND WARRANTS THAT IT HAS FULL RIGHT, POWER AND AUTHORITY TO ENTER INTO, EXECUTE AND PERFORM THIS DEED AND ITS OBLIGATIONS HEREUNDER ARE LEGAL, VALID, BINDING AND ENFORCEABLE.

4.	THE TRUST ESTATE

4.1	Authorization and Direction to Trustee

The Beneficial Owner hereby authorises and directs the Trustee, not individually but solely as Trustee hereunder, and the Trustee covenants and agrees for the benefit of the Beneficial Owner, upon the written instructions of the Beneficial Owner (or its duly authorised representatives) and subject to receipt by the Trustee of all information deemed by it to be necessary or desirable for such purposes, and subject further to the Trustee being satisfied that it will not incur any personal liability as a result:

(a)	to acquire legal title to the Aircraft as anticipated by and in accordance with the terms of this Deed;

(b)
to effect the registration of the Aircraft with such aviation authority as the Beneficial Owner may require by executing, delivering, recording or filing such documents or notices as shall be specified in such instructions;

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(c)	to execute and deliver each other document which the Trustee is required to deliver pursuant to this Deed or by the relevant aviation authority; and

(d)
to execute, deliver, record and file, and to perform, and to exercise rights, powers and remedies under, such Leases, Finance Documents, Lessor Documents and other agreements as shall be specified in such instructions, including such mortgages, promissory notes, guaranties, security agreements and collateral assignments in connection with financing or refinancing the purchase of the Aircraft or any agreements relating to the purchase, sale or leasing of the Aircraft and to take all other reasonable actions in any applicable jurisdiction in accordance with the direction of the Beneficial Owner as the Beneficial Owner may deem necessary or advisable (including, without limitation in connection with the Cape Town Convention on International Interests in Mobile Equipment and the Aircraft Equipment Protocol thereto).

4.2	Supplier Warranties

The Beneficial Owner hereby assigns to the Trustee to hold upon the Trusts hereby created any and all warranties and indemnities of and other claims the Beneficial Owner may have against any transferor or supplier relating to the Aircraft or any part thereof, subject to obtaining the consent of the relevant transferor or supplier, effective upon the conveyance of title to the Aircraft to the Trustee, and the Beneficial Owner shall be deemed to have assigned to the Trustee any and all such warranties, indemnities and claims relating to any replacement engine upon the conveyance of title to such replacement engine to the Trustee pursuant to any lease.

4.3	Action Upon Instructions

Upon written instructions only at any time and from time to time of the Beneficial Owner (or its duly authorised representatives), the Trustee will take each of the following actions, not inconsistent with the provisions of this Deed or any other Lessor Documents as may be specified in such instructions: (a) give such notice or direction or exercise such right, remedy or power under this Deed or any of the other Operative Documents or in respect of all or any part of the Trust Estate, or take such other action, as shall be specified in such instructions; (b) take such action to preserve or protect the Trust Estate (including the discharge of liens) as may be specified in such instructions; (c) approve as satisfactory to it all matters required by the terms of any lease to which the Aircraft is subject and the other Operative Documents to be satisfactory to the Trustee, it being understood that without written instructions of the Beneficial Owner, the Trustee shall not approve any such matter as satisfactory to it; (d) subject to the rights of any lessee under any applicable lease, convey all or part of the Trustee's right, title and interest in and to the Trust Estate for such amount, on such terms and to such buyer or buyers as shall be designated in such instructions, or retain, lease or otherwise dispose of, or from time to time take such other action with respect to, the Trust Estate on such terms as shall be designated in such instructions; (e) take any action the Beneficial Owner may reasonably specify as may be necessary with respect to the Aircraft and/ or the Lessor Documents in order to comply with the Beneficial Owner's obligations thereunder; and (f) take or refrain from taking such other action or actions as may be specified in such instructions. In the event that the Trustee is unsure of the application of any provision of this Deed or any other agreement relating to the transactions contemplated hereby, the Trustee may request and rely upon instructions of the Beneficial Owner (or its duly authorised representatives). The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with such instructions.

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5.	DISTRIBUTIONS

5.1	Receipts

The Trustee shall direct that all payments in respect of the Trust Estate be paid directly to the Beneficial Owner. Except as otherwise provided in this Deed, any payment received by the Trustee for which no provision as to the application thereof is made in this clause 5 shall, unless the Beneficial Owner shall have otherwise instructed the Trustee in writing, be distributed promptly to the Beneficial Owner or as it has instructed.

5.2	Manner of Making Distributions

All monies, proceeds and funds in respect of the Trust Estate ("Trust Monies") shall be paid directly to the Beneficial Owner. If, however, any Trust Monies are received by the Trustee, the Trustee shall distribute such Trust Monies to the Beneficial Owner promptly upon the receipt of such Trust Monies, but shall not be obligated to make any distributions until the Trust Monies have been received by the Trustee from the Trust Estate. All distributions to the Beneficial Owner hereunder shall be made to such account and in such manner as the Beneficial Owner shall from time to time direct in writing.

6.	INDEMNIFICATION

6.1	Indemnification of Trustee by the Beneficial Owner and Parent

(a)
The Parent and the Beneficial Owner hereby agree, jointly and severally, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, save and keep harmless each Trustee from time to time, each in its individual capacity, and its successors, assigns, legal representatives, officers, directors, owners, shareholders, affiliates, employees, agents and servants (collectively, the "Trustee Indemnitees", each a "Trustee Indemnitee") from and against, any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by each Trustee in its individual capacity on or measured by any compensation received by each Trustee in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable ongoing fees of such Trustee and reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against each Trustee in its individual capacity (whether or not also indemnified against by any other person) in any way relating to or arising out of this Deed or the enforcement of any of its terms or in any way relating to or arising out of the manufacture, purchase, acceptance, non-acceptance, rejection, ownership, delivery, lease, sublease, possession, use, operation, condition, sale, return or other disposition of any of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of such Trustee, in its individual capacity or in its capacity as trustee of the Trust, hereunder except (a) in the case of wilful misconduct or gross negligence on the part of such Trustee, in its individual capacity or in its capacity as trustee of the Trust, in the performance or non-performance of its duties hereunder, or (b) in the case of the failure to use ordinary care on the part of such Trustee, in its individual capacity or in its capacity as trustee of the Trust, in the disbursement of funds actually received by it in accordance with the terms of the Operative Documents (as such term (or any comparable term) may be defined in any lease to which the Aircraft is subject). The indemnities contained in this clause 6 extend to each Trustee from time to time only in its individual capacity and shall not be construed as indemnities in favour of the

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Trust Estate. The indemnities contained in this clause 6 shall survive the termination of this Deed and the resignation or removal of any person from time to time acting as Trustee.

(b)	Each of the Parent and the Beneficial Owner shall be subrogated to any right of the Trustee in respect of any matter indemnified by the Parent or the Beneficial Owner hereunder.

(c)
The indemnities contained in this clause 6 shall be in addition to, and not in substitution for, any and all rights of indemnity which the Trustee, in its individual capacity, is entitled to claim out of the Trust Estate in respect of any claims, actions, suits, costs, expenses, costs or losses suffered by it.

(d)	This clause 6 shall continue to bind the Parent notwithstanding:

(i)	any amalgamation or reconstruction that may be effected by the Parent with any other company or person, or

(ii)	any transfer of its business or any part thereof, or

(iii)	any change in its constitution.

(e)
This clause 6 shall continue to bind the Parent and the Beneficial Owner notwithstanding any transfer of Beneficial Interest in the Trust Estate pursuant to clause 8.9 in respect of any matter having taken place before the effective date of such transfer, regardless of whether such matter was discovered prior to or following the effective date of such transfer.

(f)
The Parent shall procure that this clause 6 shall continue to be binding on any company or corporation for the time being carrying on the Parent's business or any part thereof as successor to, or assignee of, the Parent, whether or not such company or corporation shall differ in its name, objects, character or constitution from the Parent, it being the intent that this clause 6 shall remain binding on any such company or corporation, enforceable against such company or corporation in the same manner to all intents and purposes as if such company or corporation had been expressly named and referred to herein instead of the Parent.

(g)
The Parent undertakes with the Trustee to notify any such company or corporation as is referred to in clause 6.l(e) of the terms of this clause 6 and to notify the Trustee in writing of the name and address of, and the contact person within, any such company or corporation as soon as practicable after the occurrence of any one or more of the events described in this clause.

6.2	Aircraft Liability Insurance

The Beneficial Owner shall maintain or cause to be maintained third party liability insurance for the Aircraft covering the Trustee Indemnitees as additional insureds, such insurance to be carried by the Beneficial Owner if no lessee of the Aircraft is providing such insurance or in the amount provided under the applicable lease if a lessee of the Aircraft is providing such insurance. Notwithstanding the foregoing, the Trustee shall not be under any obligation to insure any of the Trust Estate or any deeds or documents of title or other evidence in respect of the Trust Estate or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any liability which may be suffered by any person as a result of the lack of or inadequacy of any such insurance. Notwithstanding anything herein to the contrary, if at any time during the term of this Deed,

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following the expiry of 30 days from the receipt by the Beneficial Owner of a written request from the Trustee for evidence that the insurance coverage as specified herein is in full force and effect, the Trustee has not received reasonably satisfactory evidence of such insurance coverage, the Trustee may immediately resign without prior written notice to the Beneficial Owner.

7.	TERMINATION

7.1	Termination

The Beneficial Owner shall be entitled at any time to terminate the trust created by this Deed by written notice to the Trustee, at which time the Trustee shall, at the direction of the Beneficial Owner, forthwith transfer, assign and convey (by way of bill of sale in the form instructed by the Beneficial Owner) the legal title to the Aircraft to the Beneficial Owner or such other person as the Beneficial Owner may nominate.

7.2	Termination Date

The Trust shall terminate without any notice or other action of Trustee upon the sale or other transfer of all of the Aircraft from the Trust Estate and the final distribution of all other property or proceeds constituting part of the Trust Estate.

7.3	Distribution of Trust Estate Upon Termination

Upon any termination of the Trust pursuant to the provisions of clause 7.1, the Trustee shall transfer, assign and/ or convey to the Beneficial Owner or its nominee the Trust Estate.

8.	MISCELLANEOUS

8.1	Nature of Title of the Beneficial Owner

The Beneficial Owner shall not have legal title to any part of the Trust Estate but shall hold the beneficial interest in the Trust Estate hereunder absolutely as against the Trustee. No transfer, by operation of law or otherwise, of the right, title and interest of the Beneficial Owner in and to the Trust Estate or the trusts hereunder, in accordance with the terms hereof, shall operate to terminate this Deed or the trusts hereunder or entitle any successor or transferee of the Beneficial Owner to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

8.2	Power of Trustee to Convey

The Trustee shall sell, assign or transfer all or any part of the Aircraft (by way of bill of sale in the form instructed by the Beneficial Owner) only as the Beneficial Owner may in its sole discretion direct and such sale, assignment or transfer shall bind the Beneficial Owner and shall be effective to transfer or convey all right, title and interest of the Trustee and the Beneficial Owner in and to the Aircraft or such part thereof. No permitted buyer or other permitted grantee shall be required to inquire as to the authorisation, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Trustee.

8.3	Declaration of Trust for Benefit of Certain Parties Only

Nothing herein, whether express or implied, shall be construed to give any person other than the Trustee and the Beneficial Owner any legal or equitable right, remedy or claim under or

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in respect of this Deed; but this Deed shall be held to be for the sole and exclusive benefit of the Trustee and the Beneficial Owner.

8.4	Notices

(a)
Unless otherwise expressly provided herein, all notices, instructions, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission or electronic mail, with a confirming copy sent by airmail, postage prepaid, and the date of personal delivery or facsimile transmission, as the case may be, shall be the date of such notice, in each case addressed:

(1)	if to the Trustee to: Wilmington Trust SP Services (Dublin) Limited

Attn:    Managing Director

Address:    Fourth Floor
3 George's Dock IFSC
Dublin 1
Ireland

Email:    ireland@wilmingtontrust.com

(2)	if to the Beneficial Owner to:

Contrail Aviation Leasing, LLC

Attention:    Joe Kuhn

Address:	435 Investment Court Verona, Wisconsin 53593 U.S.A.

Email:    joe@contrail.com

(b)	From time to time any party may designate a new address for purposes of notices and communications by written notice to the other parties.

8.5	Co-Trustee and Separate Trustees

(a)
If at any time it shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or the Trustee or the Beneficial Owner being advised by counsel shall determine that it is so necessary or prudent in the interest of the Beneficial Owner or the Trustee, or the Trustee shall have been directed to do so by the Beneficial Owner, the Trustee and the Beneficial Owner shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons approved by the Trustee and the Beneficial Owner,

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to act as co-trustee jointly with the Trustee (any such co-trustee being herein referred to as an "additional trustee"). In the event the Beneficial Owner shall not have joined in the execution of such agreements supplemental hereto within 10 Business Days after the receipt of a written request from the Trustee so to do, the Trustee may act under the foregoing provisions of this clause 8.5 without the concurrence of the Beneficial Owner, and the Beneficial Owner hereby appoints the Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this clause 8.5 in either of such contingencies.

(b)	Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and Trustee and its successors shall act, subject to the following provisions and conditions:

(i)
all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorised to be delivered hereunder shall be exercised or performed by the Trustee and such additional trustee jointly;

(ii)
all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

(iii)	no power given to any such additional trustee shall be exercised hereunder by such additional trustee, except jointly with, or with the consent in writing of, the Trustee;

(iv)	no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

(v)
the Beneficial Owner, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Beneficial Owner shall not have executed any such instrument within 10 days after the receipt of a written request from the Trustee so to do, the Trustee shall have the power to remove any such additional trustee without the concurrence of the Beneficial Owner; and the Beneficial Owner hereby appoints the Trustee its agent and attorney-in-fact for it in such contingency; and

(vi)
no appointment of, or action by, any additional trustee will relieve the Trustee of any of its obligations under, or otherwise affect any of the terms of, this Deed or the agreements executed by the Trustee in accordance with this Deed.

8.6	Governing Law and Jurisdiction; Severability

The Trust has been accepted by the Trustee and will be administered in Ireland. The validity, construction and enforcement of this Deed (and any non-contractual obligations arising out of or in connection with this Deed) shall be governed by the laws of Ireland. The courts of Ireland shall have jurisdiction to hear any disputes or matters (whether relating to contractual or non-contractual obligations) that arise out of or in connection with this Deed. If any provision of this Deed shall be invalid or unenforceable, the remaining provisions hereof

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shall continue to be fully effective, provided that such remaining provisions do not increase the obligations or liabilities of the Trustee.

8.7	Amendment

This Deed may not be amended, modified, supplemented, or otherwise altered except by an instrument in writing signed by the parties hereto.

8.8	Successors and Assigns

In accordance with the terms hereof, this Deed shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns, including any successive holder of all of the Beneficial Owner's beneficial interest in the Trust Estate.

8.9	Transfers of Beneficial Interest in Trust Estate

The Beneficial Owner will be entitled to assign all (but not part only) of its rights and interest in and to the Trust Estate as set out in this Deed to a third party (the "New Beneficial Owner") by delivering to the Trustee, and procuring that each of the New Beneficial Owner and the Parent delivers to the Trustee, an Assignment of Beneficial Interest executed by the Beneficial Owner, the New Beneficial Owner and the Parent, or their respective attorneys, duly authorised in writing. Any such assignment shall be subject to the Trustee receiving (i) all required documentation and other evidence as may be requested by the Trustee to comply with all necessary "Know Your Customer" or other similar checks under all applicable laws and regulations and (ii) the applicable fee as agreed between the Trustee and the Beneficiary.

8.10	Trustee not required to recognise sub-trusts

Except as required by law, no person shall be recognised by the Trustee as holding any beneficial interest in the Trust Estate upon any trust (other than the Trust hereby constituted) and the Trustee shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any beneficial interest in the Trust Estate or any interest in any fractional part of a beneficial interest in the Trust Estate or any other rights in respect of the Trust Estate except as hereby constituted, but this shall not preclude the Trustee from requiring the Beneficial Owner to furnish the Trustee with information as to the ultimate beneficial ownership of the Trust Estate when such information is reasonably required by the Trustee for the proper administration of the Trust hereby constituted.

8.11	Transfer of Owner Trustee's interests

The Trustee shall have no right to transfer, assign or convey in any manner its rights or interest under this Deed except as expressly provided in clause 3.4, clause 8.2 and clause 8.5.

8.12	Headings and Table of Contents

The headings of the clauses and Schedules of this Deed and the Table of Contents are inserted for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

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8.13    Counterparts

This Deed may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

[Execution page follows]

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DECLARATION OF TRUST (MSN 29922) - EXECUTION PAGE

IN WITNESS WHEREOF, this Deed has been executed as a deed and each party executes and delivers it as a deed.

SIGNED and DELIVERED as a Deed for and on behalf of
CONTRAIL AVIATION LEASING, LLC
as Initial Beneficial Owner

by _______________________
Director
in the presence of: Signature:
Name:
Address:

SIGNED and DELIVERED as a Deed for and on behalf of
CONTRAIL AVIATION SUPPORT, LLC
as Parent

by ______________________
Director
in the presence of: Signature:
Name: Address:

SIGNED and DELIVERED as a Deed for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED
as Initial Trustee

by /s/
its duly authorised attorney
in the presence of: Signature: Signature:
Name:
Address:

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Form of Assignment of Beneficial Interest

This Assignment of Beneficial Interest, dated as of [•], is made by the undersigned, being [•] (the "Seller"), and [•] (the "Buyer").

We refer to that certain Declaration of Trust (MSN [•]) dated as of [•] (the "Trust Deed") between the Seller, as Beneficial Owner, [•], and [•], as Trustee in respect of one (1) [_]with serial number [•] (the "Aircraf t") (in such capacity, the "Trustee").

Capitalised terms used herein and not otherwise defined shall have the meanings attributed thereto in the Trust Deed.

The Seller, as the sole Beneficial Owner under the Trust Deed and the sole legal and beneficial owner of the beneficial interest (the "Beneficial Interest") in the Trust Estate (as defined in the Trust Deed), hereby sells, assigns, conveys, transfers and sets over to the Buyer, all of the Seller's right, title and interest in and to the Beneficial Interest.

The Seller hereby warrants to the Buyer, its successors and assigns, that (i) there is hereby irrevocably conveyed to the Buyer full beneficial title to the Beneficial Interest, free and clear of all Liens (other than Permitted Encumbrances) (each term as defined in the relevant Finance Documents) and (ii) the Trustee holds full legal title to the Aircraft for the benefit of the Seller as sole holder of the Beneficial Interest free and clear of all Liens (other than Permitted Encumbrances).

The Seller agrees with the Buyer, and its successors and assigns, that the Seller will warrant and defend such title to the Beneficial Interest and such title of the Trustee in the Aircraft forever against all claims and demands whatsoever (other than Permitted Encumbrances).

This Assignment of Beneficial Interest may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

This Assignment of Beneficial Interest and all non-contractual obligations arising out of or in connection therewith shall be governed by and construed in accordance with the laws of Ireland.

This Assignment of Beneficial Interest is executed and delivered as a deed.

SIGNED and DELIVERED as a Deed for and on behalf of
[•]
as Seller

by
its duly authorised attorney
in the presence of: Signature:
Name: Address:

The above and foregoing Assignment of Beneficial Interest is hereby accepted and agreed to on the day and year first above written. By its execution and delivery to the Trustee of this Assignment of Beneficial Interest, the Buyer hereby covenants in favour of the Trustee that it will, with effect from the date hereof, be bound by the terms of the Trust Deed as Beneficial Owner, including, without limitation, clause 6 thereof (Indemnification). By its execution and delivery to the Trustee of this Assignment of Beneficial Interest, the Parent hereby confirms its consent to the assignment of the Beneficial Interest in the Trust Estate effected hereby and that it shall remain bound by the terms of the Trust Deed as Parent, including, without limitation, clause 6 thereof (Indemnification).

SIGNED and DELIVERED as a Deed
for and on behalf of
[•]
as Buyer

by
its duly authorised attorney in the presence of:
Signature: Name: Address:

SIGNED and DELIVERED as a Deed for and on behalf of
[•]
as Parent

by
[Director/ its duly authorised attorney] in the presence of:
Signature: Name: Address:

Acknowledged by the Trustee

SIGNED and DELIVERED as a Deed for and on behalf of
[•]

as Trustee

by
its duly authorised attorney

in the presence of:

Signature: Name: Address:

Specification Sheet

Aircraft Type	Aircraf t MSN	Engine Type	Engine MSNs
Boeing 737-800	29922	CFM56-7B24	890420 and 890421

18172528v1